March 13, 2019

DREYFUS INTERNATIONAL FUNDS, INC.

Dreyfus Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the second paragraph of "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Julianne D. McHugh and Sean P. Fitzgibbon, CFA are the fund's co-primary portfolio managers, a position each has held since March 2019. Ms. McHugh is a director and a senior research analyst on the Active Equity Global Research team at Mellon Investments Corporation (Mellon), an affiliate of Dreyfus. Mr. Fitzgibbon is the lead portfolio manager of the Thematic Active Equity and Emerging Markets Equity strategies at Mellon. Ms. McHugh and Mr. Fitzgibbon also are employees of Dreyfus.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Julianne D. McHugh and Sean P. Fitzgibbon, CFA are the fund's co-primary portfolio managers, a position each has held since March 2019. Ms. McHugh is a director and a senior research analyst on the Active Equity Global Research team at Mellon Investments Corporation. She has been employed by Mellon or a predecessor company of Mellon since 2004. She also has been employed by Dreyfus since March 2019. Mr. Fitzgibbon is the lead portfolio manager of Thematic Active Equity and Emerging Markets Equity strategies at Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1991, and by Dreyfus since October 2004. Ms. McHugh and Mr. Fitzgibbon manage the fund in their capacities as employees of Dreyfus.